                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002

                              --------------------

                                NATCO GROUP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                      1-15603              22-2906892
  (State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)

        BROOKHOLLOW CENTRAL III
          2950 NORTH LOOP WEST
               SUITE 750                                            77092
             HOUSTON, TEXAS                                       (Zip code)
(Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 683-9292

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c.  Exhibits.

               99.1 Certification of the Company's Chief Executive Officer required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as submitted to the Securities and Exchange Commission on August 14, 2002.

               99.2 Certification of the Company's Chief Financial Officer required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as submitted to the Securities and Exchange Commission on August 14, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, NATCO Group Inc. (the "Company") submitted to the Securities and Exchange Commission the certification of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 by its chief executive officer and chief financial officer as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATCO GROUP INC.


                                            By:      /s/ J. MICHAEL MAYER
                                               ---------------------------------
                                            Name:   J. Michael Mayer
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Dated:  August 15, 2002

                                 EXHIBIT INDEX


     Exhibit No.          Description
     ----------           -----------

        99.1 Certification of the Company's Chief Executive Officer required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as submitted to the Securities and Exchange Commission on August 14, 2002.

        99.2 Certification of the Company's Chief Financial Officer required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as submitted to the Securities and Exchange Commission on August 14, 2002.